UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K/A

Current Report

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 26, 2013 (July 18, 2013)

National Bankshares, Inc.

(Exact name of Registrant as specified in its charter)

Virginia	0-15204	54-1375874
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

101 Hubbard Street

Blacksburg, VA 24060

(Address of principal executive offices)

(540) 951-6300

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report) Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02.     RESULTS OF OPERATIONS, FINANCIAL STATEMENTS AND EXHIBITS

This Current Report on Form 8-K/A is being filed to make minor corrections in certain information in the Company’s earnings release for the three and six months ended June 30, 2013 filed as Exhibit 99.1 (“Earnings Release”) to the Current Report on Form 8-K filed by National Bankshares, Inc. (the “Company”) with the U.S. Securities and Exchange Commission on July 18, 2013 (the “Original Filing”).

The Earnings Release has been reissued with the corrected information, and a copy of the corrected Earnings Release for the second quarter and first half of 2013 is attached to this Current Report on Form 8-K/A as Exhibit 99.1.

Exhibit 99.1 of the Original Filing contained minor errors in, among other things, the return on average assets and the return on average equity for the three months ended June 30, 2013 which are corrected in the attached revised press release.

ITEM 9.01.     FINANCIAL STATEMENTS AND EXHIBITS

(a)	Exhibits

99.1	National Bankshares, Inc. Press Release, dated July 18, 2013 (revised July 26, 2013).

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NATIONAL BANKSHARES, INC.

Date:       July 26, 2013

By: /s/ JAMES G. RAKES
James G. Rakes Chairman President and CEO

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